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                                                                    EXHIBIT 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Transatlantic Holdings, Inc. (the 'Company') on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the 'Report'), I, Steven
S. Skalicky, Executive Vice President and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ STEVEN S. SKALICKY
                                           .....................................

                                                    Steven S. Skalicky
                                                 Executive Vice President
                                               and Chief Financial Officer

Date: March 12, 2004


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of this Annual Report on Form 10-K or as a separate disclosure document.